UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2008

CHINA INFRASTRUCTURE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-51081	80-0485183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (011) 852-2530 0222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

This Amendment No. 1 to that certain Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission (“SEC”) by China Infrastructure Investment Corporation, a Nevada corporation (f/k/a Learning Quest Technologies, Inc. and hereinafter, the “Registrant”) is being filed to add disclosure with respect to the resignation of the independent registered public accounting firm of the Registrant as set forth below.

(a) Resignation of Independent Accountants

Effective May 14, 2008, HJ & Associates, LLC (“HJ”) resigned as the Registrant’s independent registered public accounting firm.

HJ’s report on the Registrant’s financial statements for the past two (2) fiscal years, as well as the subsequent interim period through May 14, 2008, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report included an explanatory paragraph wherein HJ expressed substantial doubt about the Registrant’s ability to continue as a going concern.

The resignation of the independent registered public accountants was approved by the Registrant’s Board of Directors effective May 14, 2008.

During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through May 14, 2008, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through May 14, 2008, HJ did not advise the Registrant of any of the matters identified in Item 304(a)(v)(A) - (D) of Regulation S-K.

The Registrant has requested HJ to furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter is attached hereto as Exhibit 16.1.

(b)           New Independent Accountants

On May 14, 2008, the Board of Directors of the Registrant approved the engagement of Weinberg & Company, P.A. (“Weinberg”) as its independent registered public accounting firm to audit the Registrant’s financial statements, effective immediately.  The Registrant did not consult Weinberg on any matters described in Item 304(a)(2) of Regulation S-K during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging Weinberg.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2008, the Board of Directors of the Registrant unanimously resolved to change the Registrant’s fiscal year end from December 31 to June 30 in light of the recent change of control of the Company as set forth in the Registrant’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on February 11, 2008. The Registrant anticipates it will file its next Annual Report on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibit No. Description:

Exhibit	Description	Location
Exhibit 16.1	Auditor Letter, dated May 20, 2008, from HJ & Associates, LLC to the U.S. Securities and Exchange Commission	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Regstrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2008

CHINA INFRASTRUCTURE INVESTMENT CORPORATION

By:	/s/ Li Xipeng
Name:	Li Xipeng
Title:	Chief Executive Officer